UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 14, 2014

Spirit Realty Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260

(Address of principal executive offices) (Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 20, 2014, Spirit Realty Capital, Inc. (the “Company”) completed its registered underwritten public offering of 26,450,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), pursuant to an underwriting agreement dated May 14, 2014 (the “Common Stock Underwriting Agreement”) by and among the Company, Spirit Realty, L.P. (the “operating partnership”), Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives of the several underwriters (the “Common Stock Underwriters”) named therein (the “Common Stock Offering”), and the concurrent registered underwritten public offerings of $402.5 million aggregate principal amount of the Company’s 2.875% Convertible Senior Notes due 2019 (the “2019 Notes”) and $345.0 million aggregate principal amount of the Company’s 3.75% Convertible Senior Notes due 2021 (the “2021 Notes” and, together with the 2019 Notes, the “Notes”), pursuant to an underwriting agreement dated May 14, 2014 (the “Notes Underwriting Agreement” and together with the Common Stock Underwriting Agreement, the “Underwriting Agreements”) by and among the Company, the operating partnership, Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters (the “Convertible Notes Underwriters”) named therein (the “Convertible Note Offering”).

The Shares sold in the Common Stock Offering include 3,450,000 shares of Common Stock sold to the Common Stock Underwriters pursuant to their 30-day option to purchase additional shares of Common Stock, which was exercised in full on May 16, 2014. The Notes sold in the Convertible Note Offering include $52.5 million aggregate principal amount of the 2019 Notes and $45.0 million aggregate principal amount of the 2021 Notes sold to the Convertible Note Underwriters pursuant to their 30-day option to purchase additional Notes to cover over-allotments, which was exercised in full on May 16, 2014.

The offer and sale of the Shares and the Notes (and the shares of Common Stock, if any, issuable upon conversion of the Notes) have been registered pursuant to the Registration Statement on Form S-3 (Registration Statement No. 333-192237) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), including the prospectus supplements filed by the Company with the Commission pursuant to Rule 424(b)(5) under the Act, in each case, dated May 14, 2014 (each, a “Prospectus Supplement” and together, the “Prospectus Supplements”) to the prospectus contained in the Registration Statement dated May 13, 2014.

The resulting net proceeds to the Company from the Common Stock Offering were approximately $271.2 million, after deducting the underwriting discount and other estimated expenses payable by the Company. The resulting aggregate net proceeds to the Company from the Convertible Note Offering were approximately $726.2 million, after deducting the underwriting discount and other estimated expenses payable by the Company.

The Company will contribute the net proceeds from the Common Stock Offering to the operating partnership in exchange for common units of partnership interest in the operating partnership. The Company will loan the net proceeds from the Convertible Notes Offering to the operating partnership in exchange for promissory notes with substantially the same terms as the Notes. The operating partnership intends to use the net proceeds from the offerings to defease approximately $488.7 million aggregate principal amount of senior mortgage indebtedness, to repay the outstanding balance under its revolving credit facility, to fund potential future acquisitions and for general corporate purposes (including additional repayments of borrowings outstanding from time to time under its revolving credit facility).

Pursuant to the terms of the Underwriting Agreements, the Company and all of the Company’s directors and executive officers also agreed not to sell or transfer any Common Stock held by them for 60 days after May 14, 2014 without first obtaining the written consent of Morgan Stanley & Co. LLC on behalf of underwriters, subject to certain exceptions as described in the Prospectus Supplements.

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference is a copy of the opinion of Ballard Spahr LLP relating to the validity of the Shares sold in the Common Stock Offering, and attached as Exhibit 5.2 and Exhibit 5.3 to this Current Report and incorporated herein by reference are copies of the opinions of Latham & Watkins LLP and Ballard Spahr LLP relating to the validity of the Notes sold in the Convertible Note Offering, respectively (the “Legal Opinions”). The Legal Opinions are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

A copy of the Common Stock Underwriting Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference. A copy of the Notes Underwriting Agreement is filed as Exhibit 1.2 to this Current Report and is incorporated herein by reference. The descriptions of the Common Stock Underwriting Agreement and the Notes Underwriting Agreement in this Current Report is a summary and is qualified in its entirety by the terms of the Common Stock Underwriting Agreement and the Notes Underwriting Agreement included therein. The Underwriting Agreements are also filed with reference to, and are incorporated by reference into, the Registration Statement.

Base Indenture and Supplemental Indenture

The Company issued the Notes under an indenture dated as of May 20, 2014 (the “Base Indenture”) between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented the first supplemental indenture related to the 2019 Notes dated as of May 20, 2014 and the second supplemental indenture related to the 2021 Notes dated as of May 20, 2014, each between the Company and the Trustee (the “Supplemental Indentures” and, together with the Base Indenture, the “Indenture”).

Interest on the Notes will be payable semiannually in arrears on May 15 and November 15 of each year, beginning on November 15, 2014. The 2019 Notes will mature on May 15, 2019 and the 2021 Notes will mature on May 15, 2021.

Holders may convert Notes of either series at their option at any time prior to the close of business on the business day immediately preceding November 15, 2018, in the case of the 2019 Notes, or November 15, 2020, in the case of the 2021 Notes, only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on June 30, 2014 (and only during such calendar quarter), if the last reported sale price of the Common Stock for each of at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price for the Notes of such series on such trading day; (2) during the five business day period after any 10 consecutive trading day period, or the measurement period, in which the trading price (as defined in the applicable Supplemental Indenture) per $1,000 principal amount of the Notes of such series for each trading day of the measurement period was less than 98% of the product of the last reported sale price of Common Stock and the conversion rate for the Notes of such series on such trading day; (3) if the Company calls any or all of the Notes for redemption, at any time prior to the close of business on the scheduled trading day immediately preceding the redemption date; or (4) upon the occurrence of specified corporate events described in the applicable Supplemental Indenture. On or after November 15, 2018, in the case of the 2019 Notes, or November 15, 2020, in the case of the 2021 Notes, until the close of business on the second scheduled trading day immediately preceding the maturity date of the Notes of the applicable series, holders may convert such Notes at any time, regardless of the foregoing circumstances. Upon conversion, the Company will pay or deliver, as the case may be, cash, shares of Common Stock or a combination of cash and shares of Common Stock, at the Company’s election, as described in the applicable Supplemental Indenture.

The conversion rate applicable to each of the 2019 Notes and the 2021 Notes will initially be 76.3636 shares of Common Stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $13.10 per share of Common Stock). The conversion rate for each series of the Notes will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, following certain corporate events that occur prior to the maturity date, the Company will increase the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event in certain circumstances.

The Company may not redeem the Notes of either series prior to the maturity date except to the extent necessary to preserve the Company’s status as a real estate investment trust for U.S. federal income tax purposes, as further described in the applicable Supplemental Indenture. No sinking fund is provided for the Notes.

If the Company undergoes a fundamental change, holders may require the Company to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The Indenture contains customary terms and covenants and events of default. If an event of default (as defined therein) occurs and is continuing, the Trustee by notice to the Company, or the holders of at least 25% in aggregate principal amount of the Notes then outstanding by notice to the Company and the Trustee, may, and the Trustee at the request of such holders shall, declare 100% of the principal of and accrued and unpaid interest on all the Notes to be due and payable. In the case of an event of default arising out of certain bankruptcy or insolvency events with respect to the Company (as set forth in the Indenture), 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

A copy of the Base Indenture is included as Exhibit 4.1 to this Current Report and is incorporated herein by reference. A copy of the Supplemental Indenture relating to the 2019 Notes, including the form of Note, is filed as Exhibit 4.2 to this Current Report and is incorporated herein by reference. A copy of the Supplemental Indenture relating to the 2021 Notes, including the form of Note, is filed as Exhibit 4.3 to this Current Report and is incorporated herein by reference. The description of the Notes and the Indenture in this Current Report is a summary and is qualified in its entirety by the terms of the Indenture and the form of Note included therein. The Base Indenture, the Supplemental Indentures and the Forms of Note are also filed with reference to, and are incorporated by reference into, the Registration Statement.

Forward-Looking Statements Disclaimer

Statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements. These forward-looking statements can be identified by the use of words such as “expects,” “plans,” “estimates,” “projects,” “intends,” “believes,” “guidance,” and similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated, due to a number of factors which include, but are not limited to, our continued ability to source new investments, risks associated with using debt to fund Spirit Realty’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the real estate markets), risks related to the recent significant merger we completed, our ability to integrate the portfolios, disruption from the merger making it more difficult to maintain business and operational relationships, unknown liabilities acquired in connection with the acquired properties of the merger counterparty, portfolios of properties, or interests in real-estate related entities, and those discussed in Spirit Realty’s filings with the Securities and Exchange Commission from time to time. Spirit Realty expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information required by this Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 above and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

1.1	Underwriting Agreement, dated May 14, 2014, by and among Spirit Realty Capital, Inc., Spirit Realty, L.P., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc.

1.2	Underwriting Agreement, dated May 14, 2014, by and among Spirit Realty Capital, Inc., Spirit Realty, L.P., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters.

4.1	Indenture, dated May 20, 2014, by and between Spirit Realty Capital, Inc. and Wilmington Trust, National Association.

4.2	First Supplemental Indenture, dated May 20, 2014, by and between Spirit Realty Capital, Inc. and Wilmington Trust, National Association (including the form of 2.875% Convertible Senior Note due 2019).

4.3	Second Supplemental Indenture, dated May 20, 2014, by and between Spirit Realty Capital, Inc. and Wilmington Trust, National Association (including the form of 3.75% Convertible Senior Note due 2021).

5.1	Opinion of Ballard Spahr LLP

5.2	Opinion of Latham & Watkins LLP

5.3	Opinion of Ballard Spahr LLP

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2)

23.3	Consent of Ballard Spahr LLP (included in Exhibit 5.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael A. Bender
Michael A. Bender Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial and Accounting Officer)

Date: May 20, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 14, 2014, by and among Spirit Realty Capital, Inc., Spirit Realty, L.P., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc.

1.2	Underwriting Agreement, dated May 14, 2014, by and among Spirit Realty Capital, Inc., Spirit Realty, L.P., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters.

4.1	Indenture, dated May 20, 2014, by and between Spirit Realty Capital, Inc. and Wilmington Trust, National Association.

4.2	First Supplemental Indenture, dated May 20, 2014, by and between Spirit Realty Capital, Inc. and Wilmington Trust, National Association (including the form of 2.875% Convertible Senior Note due 2019).

4.3	Second Supplemental Indenture, dated May 20, 2014, by and between Spirit Realty Capital, Inc. and Wilmington Trust, National Association (including the form of 3.75% Convertible Senior Note due 2021).

5.1	Opinion of Ballard Spahr LLP

5.2	Opinion of Latham & Watkins LLP

5.3	Opinion of Ballard Spahr LLP

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2)

23.3	Consent of Ballard Spahr LLP (included in Exhibit 5.3)